UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2019 (February 28, 2019)

HENNESSY CAPITAL ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001- 38824	83-1476189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3485 N. Pines Way, Suite 110

Wilson, Wyoming 83014

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (307) 734-4849

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2019, Hennessy Capital Acquisition Corp. IV (the “Company”) consummated its initial public offering (the “IPO”) of 30,015,000 units (the “Units”), including 3,915,000 Units issued pursuant to the exercise in full of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and three-quarters of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-229608) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 11, 2019 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated February 28, 2019, by and among the Company and Nomura Securities International, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated February 28, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated February 28, 2019, by and among the Company, its officers, its directors and the Company’s sponsor, Hennessy Capital Partners IV LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated February 28, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated February 28, 2019, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated February 28, 2019, by and between the Company and Hennessy Capital LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated February 28, 2019 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Forward Purchase Agreement, dated February 28, 2019, by and between the Company and Nomura Securities International, Inc., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 13,581,500 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (the “Anchor Investor”), generating gross proceeds to the Company of $13,581,500. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor and the Anchor Investor have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, the Anchor Investor or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2019, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $303,151,500, comprised of $292,320,000 of the proceeds from the IPO (which amount includes $10,179,000 of the underwriters’ deferred discount) and $10,831,500 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On February 28, 2019, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 5, 2019, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 28, 2019, by and among the Company and Nomura Securities International, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated February 28, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 28, 2019, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 28, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 28, 2019, by and among the Company and certain security holders.

10.4	Administrative Support Agreement, dated February 28, 2019, by and between the Company and Hennessy Capital LLC.

10.5	Private Placement Warrants Purchase Agreement, dated February 28, 2019, by and between the Company and the Sponsor.

10.6	Forward Purchase Agreement, dated February 28, 2019, by and between the Company and Nomura Securities International, Inc.

99.1	Press Release, dated February 28, 2019.

99.2	Press Release, dated March 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL ACQUISITION CORP. IV

	By:	/s/ Nicholas A. Petruska
		Name:	Nicholas A. Petruska
		Title:	Chief Financial Officer

Dated: March 6, 2019

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